 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 25, 2023

AVID TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36254	04-2977748
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Blue Sky Drive, Burlington, Massachusetts 01803

(Address of principal executive offices, including zip code)

(978) 640-6789

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AVID	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.

Litigation Related to the Merger.

As previously disclosed, on August 9, 2023, Avid Technology, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Artisan Bidco, Inc., a Delaware corporation (“Parent”), and Artisan Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly-owned subsidiary of Parent. Parent and Merger Sub are affiliates of STG.

Following announcement of the Merger, as of the date of this Current Report on Form 8-K, lawsuits relating to the Merger were filed on October 11, 2023, in the United States District Court for the District of Delaware. The lawsuits, filed by purported stockholders of the Company, are captioned Matthew Jones v. Avid Technology, Inc., et al., No. 1:23-cv-01139, and Nathan Smith v. Avid Technology, Inc., et al., No. 1:23-cv-01137, each of which was filed as an individual action (together, the “Lawsuits”). The Lawsuits allege that the Company’s definitive proxy statement filed on September 15, 2023 (the “Proxy Statement”) omitted material information in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and certain rules promulgated thereunder, rendering the Proxy Statement false and misleading. The Lawsuits name as defendants the Company and its directors and seek, among other relief, an order enjoining the completion of the Merger. There can be no assurance regarding the ultimate outcome of the Lawsuits.

Following announcement of the Merger, as of the date of this Current Report on Form 8-K, multiple purported stockholders of the Company have also delivered confidential demand letters to the Company (collectively, the “Demand Letters”) alleging that the disclosures contained in the Proxy Statement are deficient and requesting that the Company supplement such disclosures prior to the special meeting of the stockholders of the Company in connection with the Merger, which is to be held on November 2, 2023, as disclosed in the Proxy Statement. The Demand Letters also threaten the Company with lawsuits in the event that the purported deficiencies in the Proxy Statement are not addressed.

The Company believes that the claims asserted in the Lawsuits and the Demand Letters are without merit. However, in order to moot the unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations set forth in the Lawsuits and the Demand Letters that any additional disclosure in the Proxy Statement was or is required.

Supplemental Disclosures.

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The disclosure in the first paragraph of page 32 within the “The Merger—Background of the Merger” section of the Proxy Statement is hereby amended by adding the following disclosure after the sentence beginning “Between April 2, 2023 and April 11, 2023, 16 of the 31 potential counterparties contacted by Goldman Sachs entered into customary confidentiality agreements with Avid,…”:

The form confidentiality agreement contained a customary standstill provision (including a provision known as a “don’t ask, don’t waive” provision) with customary exclusions, including a provision that terminated the standstill and “don’t ask, don’t waive” provision with respect to non-public acquisition or similar proposals made to Avid upon Avid’s entry into or public announcement of certain acquisition transactions, including the transactions contemplated by the merger agreement. Each confidentiality agreement entered into between Avid and a potential counterparty in connection with the strategic alternatives process contained such a fallaway of the standstill and "don't ask, don't waive" provision.

The disclosure in the second to last paragraph of page 48 within the “The Merger—Background of the Merger” section of the Proxy Statement is hereby amended by adding the following disclosure after the sentence beginning “Following the conclusion of the Board meeting,…”:

Prior to the entry into the merger agreement, there were no discussions or negotiations regarding any post-closing employment arrangement between Avid or any of its executive officers, on the one hand, and STG or any of the other potential counterparties, on the other hand.

The fourth and fifth sentences of the first paragraph of page 61 within the “The Merger—Opinion of Avid’s Financial Advisor” section of the Proxy Statement are hereby amended and restated as follows:

Goldman Sachs then subtracted the amount of Avid’s total debt of approximately $200 million, $207 million and $206 million for calendar years 2023, 2024 and 2025, respectively, and added the amount of Avid’s cash and cash equivalents of approximately $78 million, $115 million and $205 million for ~~each of~~ calendar years 2023, 2024 and ~~through~~ 2025, respectively, each as provided by and approved for Goldman Sachs’ use by the management of Avid, from the respective implied enterprise values in order to derive a range of implied equity values as of December 31 for Avid for each of calendar years 2023 through 2025. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of Avid common stock of approximately 43.41 million shares, 42.76 million shares and 43.24 million shares for ~~each of~~ calendar years 2023, 2024 and ~~through~~ 2025, respectively, calculated using information provided by and approved for Goldman Sachs’ use by the management of Avid, to derive a range of implied future values per share of Avid.

The second sentence of the second paragraph of page 61 within the “The Merger—Opinion of Avid’s Financial Advisor” section of the Proxy Statement is hereby amended and restated as follows:

Using the mid-year convention for discounting cash flows and discount rates ranging from 11.0% to 12.0%, reflecting estimates of Avid’s weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2023 (i) estimates of unlevered free cash flow for Avid for calendar years 2023 through 2027 as reflected in the July Financial Projections and (ii) a range of illustrative terminal values for Avid, which were calculated by applying terminal year exit EBITDA multiples ranging from 9.0x to 13.0x, to a terminal year estimate of the Adjusted EBITDA of approximately $171 million to be generated by Avid, as reflected in the July Financial Projections (which analysis implied perpetuity growth rates ranging from 4.5% to 7.4%).

The second and third sentences of the third paragraph of page 61 within the “The Merger—Opinion of Avid’s Financial Advisor” section of the Proxy Statement are hereby amended and restated as follows:

Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Avid the amount of Avid’s total debt of approximately $213.1 million and added the amount of Avid’s cash and cash equivalents of approximately $33.5 million, in each case, as of June 30, 2023, and provided by and approved for Goldman Sachs’ use by the management of Avid, to derive a range of illustrative equity values for Avid. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Avid of approximately 45.3 million shares, as provided by and approved for Goldman Sachs’ use by the management of Avid, to derive a range of illustrative present values per share ranging from $21.16 to $31.56.

Additional Information Regarding the Merger and Where to Find It

This Current Report on Form 8-K relates to the proposed transaction involving the Company, Parent and Merger Sub, whereby the Company would become a wholly-owned subsidiary of Parent. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) the Proxy Statement, which was mailed beginning on September 15, 2023 to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the Proxy Statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at www.avid.com or by mail to Avid Technology, Inc., 75 Blue Sky Drive, Burlington, MA 01803, Attention: Whit Rappole, Investor Relations.

Participants in the Solicitation

The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 28, 2023, the Proxy Statement and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed or to be filed with the SEC regarding the proposed transaction, when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations of future events and may include words such as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “feel,” “intend,” “may,” “plan,” “should,” “seek,” “will” and “would,” or other comparable terms, but the absence of these words does not mean a statement is not forward-looking. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder approval; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s plans, business relationships, operating results and operations; (v) potential difficulties retaining employees as a result of the announcement and pendency of the proposed transaction; (vi) the response of customers, channel partners and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction, such as the Lawsuits; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. The foregoing list is not exhaustive, and readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 filed with the SEC on August 9, 2023 and other reports and documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov and ir.avid.com. Forward-looking statements speak only as of the date of this Current Report on Form 8-K. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: October 25, 2023	By:	/s/ Kenneth Gayron
		Name:	Kenneth Gayron
		Title:	Executive Vice President and Chief Financial Officer